UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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DOCUMENT SECURITY SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY MATERIALS – SUBJECT TO COMPLETION

DOCUMENT SECURITY SYSTEMS, INC.

200 CANAL VIEW BOULEVARD, SUITE 104

ROCHESTER, NEW YORK 14623

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

To our Stockholders:

The 2020 Annual Meeting of Stockholders of Document Security Systems, Inc. (the “Company”, “we”, “us” or “our”) will be held at 32731 Egypt Lane, Suite 602, Magnolia, Texas 77354 on December [_], 2020, at [10:00 a.m.] local time, for the purposes of:

1.	To elect eight director nominees to the Company’s Board of Directors to hold office until the next Annual Meeting of Stockholders;

2.	To ratify Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020;

3.	To provide an advisory vote on executive compensation;

4.	To approve, pursuant to Rule 713 of the NYSE American, the potential issuance of shares of the Corporation’s common stock, par value $0.02 per share. representing equal to or greater than 20% or more of presently outstanding stock, issuable upon conversion of our Series A Convertible Preferred Stock, issued by the Company to Global BioMedical Pte. Ltd on August 21, 2020 in accordance with the Share Exchange Agreement dated April 27, 2020, by increasing the beneficial ownership limitation of the Series A Convertible Preferred Stock; and

5.	To approve the reincorporation of the Company from New York to Texas, pursuant to a merger of the Company with and into a newly-formed Texas corporation that will initially be a wholly-owned subsidiary of the Company, resulting in a change in name of the Company from “Document Security Systems, Inc.” to “Alset, Inc.”

We also will transact such other business as may properly come before the meeting and any adjournments or postponements of the meeting. The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

The Board of Directors has fixed the close of business on October [29], 2020 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof. These proxy materials will be mailed on or about [__], 2020 to the stockholders of record on the Record Date

The Board of Directors recommends that you vote “FOR” the proposals set forth in this Notice of Annual Meeting of Stockholders and the Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING: The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and the Company’s Proxy Statement for the 2020 Annual Meeting of Stockholders, along with any amendments to the foregoing materials that are required to be furnished to stockholders, will be available at www.proxyvote.com.

By order of the Board of Directors

Heng Fai Ambrose Chan Chairman of the Board

WHETHER OR NOT YOU PLAN ON ATTENDING THE ANNUAL MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

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DOCUMENT SECURITY SYSTEMS, INC.

200 CANAL VIEW BOULEVARD, SUITE 104

ROCHESTER, NEW YORK 14623

PROXY STATEMENT FOR THE COMPANY’S

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER [_], 2020

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THE MEETING

Date, Time and Place

We are furnishing this proxy statement (the “Proxy Statement”) to the holders of our common stock, par value $0.02 per share (the “Common Stock”), in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of Document Security Systems, Inc. (together with its consolidated subsidiaries (unless the context otherwise requires), referred to herein as “Document Security Systems,” “DSS,” “we,” “us,” “our” or the “Company”) for use at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 32731 Egypt Lane, Suite 602, Magnolia, Texas 77354, on Monday, December __, [10:00 a.m.]local time, and any adjournment thereof.

Matters to be Considered

The Annual Meeting will be held for the following purposes:

1.	To elect eight director nominees to serve until the next annual meeting of stockholders

2.	To ratify the appointment of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2020;

3.	To provide an advisory vote to approve executive compensation;

4.	To approve, pursuant to Rule 713 of the NYSE American, the potential issuance of shares of the Corporation’s Common Stock representing equal to or greater than 20% or more of presently outstanding stock, issuable upon conversion of our Series A Convertible Preferred Stock, issued by the Company to Global BioMedical Pte. Ltd on August 21, 2020 in accordance with the Share Exchange Agreement dated April 27, 2020, by increasing the beneficial ownership limitation of the Series A Convertible Preferred Stock from 19.99% to 50.99%; and

5.	To approve the reincorporation of the Company from New York to Texas, pursuant to a merger of the Company with and into a newly-formed Texas corporation that will initially be a wholly-owned subsidiary of the Company, resulting in a change in name of the Company from “Document Security Systems, Inc.” to “Alset, Inc.”

As of the date of this proxy statement, the Board is not aware of any other matters that will come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named as proxies will vote on them in accordance with their best judgment.

Important Notice Regarding the Availability of this Proxy Statement

We have opted to provide our materials pursuant to the full set delivery option in connection with the Annual Meeting. Under the full set delivery option, a Company delivers all proxy materials to its stockholders. The approximate date on which this Proxy Statement and form of proxy are first being provided to stockholders, or being made available through the Internet for those stockholders receiving their proxy materials electronically, is [*], 2020. This delivery can be by mail or, if a stockholder has previously agreed, by e-mail. In addition to delivering proxy materials to stockholders, the Company must also post all proxy materials on a publicly accessible website and provide information to stockholders about how to access that website. Accordingly, you should have received our proxy materials by mail or, if you previously agreed, by e-mail. These proxy materials include the Notice of Annual Meeting of Stockholders, proxy statement, and proxy card. These materials are available free of charge at www.proxyvote.com

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REVOCABILITY OF PROXY

Any stockholder executing a proxy that is solicited has the power to revoke it prior to the voting of the proxy. Revocation may be made by i) attending the Annual Meeting and voting the shares of stock in person, ii) delivering to the Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy, iii) signing another proxy card with a later date and returning it before the polls close at the Annual Meeting, or iv) voting again via the internet or by toll free telephone by following the instructions on the proxy card.

GENERAL INFORMATION ABOUT VOTING

Record Date

Only the holders of record of our Common Stock at the close of business on the record date, October [29], 2020 (the “Record Date”), are entitled to notice of and to vote at the meeting. On the Record Date, there were [*] shares of our Common Stock outstanding. Stockholders are entitled to one vote for each share of Common Stock held on the Record Date.

Voting

When a proxy is properly executed and returned (and not subsequently properly revoked), the shares it represents will be voted in accordance with the directions indicated thereon, or, if no direction is indicated thereon, it will be voted:

(1)	FOR the election of each nominee as director;

(2)	FOR the ratification of the appointment of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm;

(3)	FOR the advisory resolution to approve executive compensation.

(4)	FOR, pursuant to Rule 713 of the NYSE American, the potential issuance of shares of the Corporation’s Common Stock representing equal to or greater than 20% or more of presently outstanding stock, issuable upon conversion of our Series A Convertible Preferred Stock, issued by the Company to Global BioMedical Pte. Ltd on August 21, 2020 in accordance with the Share Exchange Agreement dated April 27, 2020, by increasing the beneficial ownership limitation of the Series A Convertible Preferred Stock from 19.99% to 50.99

(5)	FOR the reincorporation of the Company from New York to Texas, pursuant to a merger of the Company with and into a newly-formed Texas corporation that will initially be a wholly-owned subsidiary of the Company, resulting in a change in name of the Company from “Document Security Systems, Inc.” to “Alset, Inc.”

Votes Required for Approval

Director nominees must receive a majority of the votes cast on such director’s election, which means that the nominee must receive more “FOR” votes than “WITHHOLD” votes.

The ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the meeting for this proposal. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal. A broker may vote on the ratification of the independent registered public accounting firm if a beneficial owner does not provide instructions; therefore, no broker non-votes are expected to exist in connection with this proposal.

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The advisory vote on executive compensation will be decided by the affirmative vote of a majority of the votes cast on this proposal at the meeting. However, the stockholder vote on this matter will not be binding on our Company or the Board of Directors, and will not be construed as overruling or determining any decision by the Board on executive compensation.

The vote to approve the Proposal 4 and to approve the Proposal 5 each requires the affirmative vote of a majority of the votes cast on the proposal at the meeting. For these items, an abstention has the practical effect of a vote against a proposal. For all other matters, abstentions do not count as votes cast, and therefore do not affect the vote outcome

Abstentions and Broker Non-Votes

Broker Non-Votes: If you hold your shares through a bank, broker or other nominee and do not provide voting instructions to that entity, it may vote your shares only on “routine” matters. For “non-routine” matters, the beneficial owner of such shares is required to provide instructions to the bank, broker or other nominee in order for them to be entitled to vote the shares held for the beneficial owner. The proposed ratification of the appointment of Freed Maxick CPA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 is considered a “routine” matter. Accordingly, brokers are entitled to vote uninstructed shares only with respect to the ratification of the appointment of Freed Maxick CPA, P.C as our independent registered public accounting firm.

If you hold your shares in street name, it is critical that you cast your vote if you want it to count on all matters to be decided at the Annual Meeting.

Abstentions: Abstentions will be counted for purposes of determining whether a quorum is present for the Annual Meeting and will count as votes cast only in Proposal 4 (Ownership Limitation Increase) and Proposal 5 (Reincorporation); for these items, an abstention has the practical effect of a vote against a proposal. For all other matters, abstentions do not count as votes cast, and therefore do not affect the vote outcome.

***

You can contact our corporate headquarters, at (585) 325-3610, or send a letter to: Investor Relations, Document Security Systems, Inc., 200 Canal View Boulevard, Suite 104, Rochester, New York 14623, with any questions about proposals described in this Proxy Statement or how to execute your vote.

Mr. Frank D. Heuszel, the Company’s principal accountant for the current year and the fiscal year ended December 31, 2019, and his representative plan to participate the Annual Meeting either in person or virtually via a video conference application. At the Annual Meeting, Mr. Frank D. Heuszel plans to make a brief statement and will make himself available to respond to appropriate questions about all of the proposals provided in this Proxy Statement.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Proposal

Eight directors are to be elected at the Annual Meeting to serve until the next annual meeting of the Company’s stockholders. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the proxy for the election of the nominees listed below. Although it is not contemplated that any nominee will decline or be unable to serve as a director, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board of Directors, unless the Board of Directors reduces the number of directors to be elected.

The following table sets forth the nominees for directors on the Board of Directors. Certain biographical information about the nominees as of the Record Date can be found above in the section titled “Directors, Executive Officers and Corporate Governance.”

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Nominees for Directors

Name	Age	Position(s) with the Company	Date First Elected or Appointed
Frank D. Heuszel	64	Chief Executive Officer, Interim Chief Financial Officer and Director	July 2018
Heng Fai Ambrose Chan	75	Director, Chairman	February 2017
John Thatch	58	Lead Independent Director	May 2019
Jose Escudero	45	Director	August 2019
Sassuan Lee	50	Director	August 2019
William Wu	54	Director	October 2019
Lo Wah Wai	57	Director	April 2019
Mr. Chan Tung Moe	42	Director	September 2020

Required Stockholder Vote and Recommendation of Our Board of Directors

Director nominees must receive a majority of the votes cast on such director’s election, which means that the nominee must receive more “FOR” votes than “WITHHOLD” votes.

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OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL THE NOMINEES NAMED ABOVE.

PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Proposal

The Company’s stockholders are being asked to ratify the Board of Directors’ appointment of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for fiscal 2020.

In the event that the ratification of this selection is not approved by an affirmative majority of the votes cast on the proposal at the Annual Meeting, the Board of Directors will review its future selection of the Company’s independent registered public accounting firm.

Representatives of Freed Maxick CPAs, P.C. are not expected to attend the Annual Meeting.

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K, the review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements. The aggregate fees billed for professional services rendered by our principal accountant, Freed Maxick CPAs, P.C., for audit and review services for the fiscal years ended December 31, 2019 and 2018 were approximately $154,600 and $125,117, respectively.

Audit Related Fees

The aggregate fees billed for audit related services by our principal accountant, Freed Maxick CPAs, P.C., pertaining to comfort letter related to our registered offering during the years, consents for related registration statements and the audit of the Company’s employee benefit plan and review of the stand-alone financial statements for one of the Company’s subsidiaries, for the years ended December 31, 2019 and 2018 were approximately $51,450 and $26,800, respectively.

Tax Fees

The aggregate fees billed for professional services rendered by our principal accountant, Freed Maxick CPAs, P.C., for tax compliance, tax advice and tax planning during the years ended December 31, 2019 and 2018 were approximately $29,500 and $33,305, respectively.

All Other Fees

There were no fees billed for professional services rendered by our principal accountant, Freed Maxick CPAs, P.C., for other related services during the years ended December 31, 2019 and 2018.

Administration of the Engagement; Pre-Approval of Audit and Permissible Non-Audit Services

The Company’s Audit Committee Charter requires that the Audit Committee establish policies and procedures for pre-approval of all audit or permissible non-audit services provided by the Company’s independent auditors. Our Audit Committee, approved, in advance, all work performed by our principal accountant, Freed Maxick CPAs, P.C. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may establish, either on an ongoing or case-by-case basis, pre-approval policies and procedures providing for delegated authority to approve the engagement of the independent registered public accounting firm, provided that the policies and procedures are detailed as to the particular services to be provided, the Audit Committee is informed about each service, and the policies and procedures do not result in the delegation of the Audit Committee’s authority to management. In accordance with these procedures, the Audit Committee pre-approved all services performed by Freed Maxick CPAs, P.C.

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Required Stockholder Vote and Recommendation of Our Board of Directors

Approval of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Annual Meeting, whether in person or by proxy, provided that a quorum is present. An abstention will not be counted for or against the proposal, and therefore will not affect the vote outcome.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” THE RATIFICATION OF THE APPOINTMENT OF FREED MAXICK CPAs, P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

PROPOSAL NO. 3 - ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Company’s stockholders to have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation disclosed in this Proxy Statement of the Company’s Named Executive Officers included in the summary compensation table and related disclosures. As discussed in the “Executive Compensation” section below, the Company has disclosed the compensation of the Named Executive Officers pursuant to rules adopted by the SEC.

We believe that our compensation policies for the Named Executive Officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s stockholders. This advisory stockholder vote, commonly referred to as a “say-on-pay vote,” gives you as a stockholder the opportunity to approve or not approve the compensation of the Named Executive Officers that is disclosed in this Proxy Statement by voting for or against the following resolution (or by abstaining with respect to the resolution):

RESOLVED, that the stockholders of Document Security Systems, Inc. approve all of the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s 2020 Proxy Statement, as such compensation is disclosed in the Company’s 2020 Proxy Statement pursuant to Item 402 of Regulation S-K, which disclosure includes the Proxy Statement’s Summary Compensation Table and other executive compensation tables and related narrative disclosures.

Because your vote is advisory, it will not be binding on either the Board of Directors or the Company. However, the Company’s Compensation and Management Resources Committee will take into account the outcome of the stockholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes described in this Proposal 3 will not be construed: (1) as overruling any decision by the Board of Directors, any Board committee or the Company relating to the compensation of the Named Executive Officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board committee or the Company.

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OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE COMPENSATION OF THE COMPANY’S EXECUTIVE OFFICERS DISCLOSED IN THE SUMMARY COMPENSATION TABLE OF THIS PROXY STATEMENT.

PROPOSAL NO. 4 — TO APPROVE, PURSUANT TO RULE 713 OF THE NYSE AMERICAN, THE POTENTIAL ISSUANCE OF COMMON STOCK UPON CONVERSION OF SERIES A CONVERTIBLE PREFERRED BY INCREASING THE BENEFICIAL OWNERSHIP LIMITATION

Background

We are asking our stockholders to approve, pursuant to Rule 713 of the NYSE American, the potential issuance of shares of the Corporation’s common stock, par value $0.02 per share (“Common Stock”), representing equal to or greater than 20% or more of presently outstanding stock, issuable upon conversion of our Series A Convertible Preferred Stock (“Series A Preferred Stock”) issued by the Company to Global BioMedical (a defined below) on August 21, 2020 in accordance with the Share Exchange Agreement dated April 27, 2020 (the “Share Exchange Agreement”), by increasing the 19.9% beneficial ownership conversion limitation (the “Ownership Limitation”) to 50.99% (the “Ownership Limitation Increase”). In particular, we are asking our stockholders to approve an amendment to our certificate of incorporation to effect the Ownership Limitation Increase.

The Ownership Limitation currently prohibits Global BioMedical from converting all or any portion of any share of Series A Preferred Stock to the extent that after giving effect to such issuance, Global BioMedical would beneficially own in excess of 19.99% of the Common Stock of the number of shares of the Common Stock outstanding immediately after giving effect to such issuance. Following the approval of the stockholders of the Company of the Ownership Limitation Increase, which approval is being sought pursuant to this Proposal 4, Global BioMedical will not be able to convert all or any portion of any share of Series A Preferred Stock to the extent any such conversion would cause Global BioMedical to beneficially own more than 50.99% of the outstanding Common Stock. Key terms of the Share Exchange Agreement and the Certificate of Amendment to the Certificate of Incorporation filed by the Company on August 18, 2020 with the Secretary of State of New York to establish the Series A Preferred Stock (the “Series A COD”) are summarized below. A copy of the Share Exchange Agreement and the Series A COD has been filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on May 1, 2020 and as Exhibit 3.1 to our Current Report on Form 8-K filed with the SEC on August 27, 2020, respectively, and you are encouraged to review the full text of such Current Report, including the exhibits. The below summary of the Share Exchange Agreement and the transaction contemplated thereby do not purport to be complete and is subject to, and is qualified in its entirety by, the full text of such agreement.

Share Exchange Agreement

On April 27, 2020, the Company, DSS BioHealth Security, Inc., a Nevada corporation and wholly owned subsidiary of the Company (“DBHS”), Singapore eDevelopment Limited, a Singapore corporation (“Singapore eDevelopment”) that is listed on the Singapore Exchange, and Global BioMedical Pte Ltd, a Singapore corporation and wholly owned subsidiary of Singapore eDevelopment (“Global BioMedical”), entered into the Share Exchange Agreement, pursuant to which DBHS was to acquire of all of the outstanding capital stock (the “Impact Shares”) of Impact BioMedical Inc., a Nevada corporation and wholly owned subsidiary of Global BioMedical (“Impact BioMedical”).

On August 21, 2020, the Company completed its acquisition of Impact BioMedical, pursuant to the Share Exchange Agreement, which was approved by the Company’s stockholders on August 10, 2020 at a special meeting of stockholders (the “Share Exchange”). Under the terms of the Share Exchange, the Company issued 483,334 shares of Common Stock, nominally valued at $6.48 per share, and 46,868 shares of Series A Preferred Stock, with a stated value of $46,868,000, or $1,000 per share, for a total consideration valued at $50 million. As a result of the Share Exchange, Impact BioMedical is now a wholly-owned subsidiary of DSS BioHealth, the Company’s wholly-owned subsidiary.

As previously disclosed, Heng Fai Ambrose Chan is the Chief Executive Officer and largest stockholder of Singapore eDevelopment, as well as the Chairman of the Board and largest stockholder of the Company.

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Series A Convertible Preferred Stock Certificate of Designation

As described above, in accordance with the terms of the Share Exchange Agreement, the Company issued 46,868 shares of Series A Preferred Stock, with a stated value of $46,868,000, or $1,000 per share, to Global BioMedical as partial consideration in exchange for the Impact Shares.

The rights and preferences of the Series A Preferred Stock were designated by the Company’s Board in the Series A COD, pursuant to which the Company authorized 46,868 shares of Series A Preferred Stock. Holders of the Series A Preferred Stock have no voting rights, except as required by applicable law or regulation, and no dividends accrue or are payable on the Series A Preferred Stock. The holders of Series A Preferred Stock are entitled to a liquidation preference at a liquidation value of $1,000 per share, and the Company has the right to redeem all or any portion of the then outstanding shares of Series A Preferred Stock, pro rata among all holders, at a redemption price per share equal to such liquidation value per share.

The Series A Preferred Stock ranks senior to Common Stock and any other class of securities that is specifically designated as junior to the Series A Preferred Stock with respect to rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, in respect of a liquidation preference equal to its par value of $1,000. In addition, under the Series A COD, the Company has the right to convert all or any portion of the then outstanding shares of Series A Preferred Stock, pro rata among all holders, into an aggregate number of shares of Common Stock as is determined by (i) multiplying the number of shares to be converted by the liquidation value per share, and then (ii) dividing the result by the applicable conversion price then in effect.

As a holder of Series A Preferred Stock, Global BioMedical has no right to convert all or any portion of any share of Series A Preferred Stock as and to the extent giving effect to such issuance after conversion that Global BioMedical would beneficially own in excess of the Ownership Limitation. Following the approval of the stockholders of the Company of the Ownership Limitation Increase, which approval is being sought pursuant to this Proposal 4, Global BioMedical will not be able to convert all or any portion of any share of Series A Preferred Stock to the extent any such conversion would cause Global BioMedical to beneficially own more than 50.99% of the outstanding Common Stock.

Stockholder Approval Requirement

As noted above, the Share Exchange Agreement contemplates that the number of shares to be issued to Global BioMedical is limited to the 19.99% Ownership Limitation.

Rule 713 of the NYSE American requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of Common Stock (or securities convertible into or exercisable for Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of presently outstanding Common Stock, or equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock, or when the issuance or potential issuance of additional shares will result in a change of control of the issuer. Stockholder approval of this Proposal 1 will constitute stockholder approval for purposes of Rule 713 of the NYSE American.

We are seeking stockholder approval of the Ownership Limitation Increase, which will permit the issuance to Global BioMedical upon conversion of the Series A Preferred Stock of up to 50.99% of our outstanding Common Stock.

If our stockholders do not approve this Proposal, the Ownership Limitation will remain at 19.99%.

Reasons for Transaction

The Board believes that the Ownership Limitation Increase is in the best interests of the Company and its stockholders to help simplify the Company’s balance sheet in order to help investors and others better understand, compare and analyze our operating performance from period to period.

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Effect on Current Stockholders; Dilution

If Proposal 4 is approved, our existing stockholders will suffer additional dilution in voting rights upon the issuance of Common Stock upon conversion of shares of Series A Preferred Stock above the Ownership Limitation. As described above, if Proposal 4 is approved, Global BioMedical will not be able to convert all or any portion of any share of Series A Preferred Stock to the extent any such conversion would cause Global BioMedical to beneficially own more than 50.99% of the outstanding Common Stock.

Specifically, if Proposal 4 is approved, based on the conversion of all Series A Preferred Stock held by Global BioMedical, , subject to the Ownership Limitation Increase, up to ________ shares of the Common Stock would be issuable. Based on the number of shares of Common Stock outstanding as of the Record Date, such shares would represent ___% of our total outstanding shares (giving effect to such issuance). The sale into the public market of these newly-issued shares of Common Stock could adversely affect the market price of our Common Stock. The issuance of such shares may result in significant dilution to our stockholders and afford them a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. This means that our current stockholders will own a smaller interest in our Company and will have less ability to influence significant corporate decisions requiring stockholder approval.

As noted above, the Share Exchange Agreement contemplates that the Company shall not issue, and Global BioMedical shall not acquire, any shares of our Common Stock upon conversion of Series A Preferred Stock if such shares proposed to be issued and sold, when aggregated with all other shares of our Common Stock then owned beneficially by Global BioMedical and its affiliates, would result in the beneficial ownership by Global BioMedical and its affiliates in excess of the Ownership Limitation. If approved, the Ownership Limitation Increase would limit the number of shares Global BioMedical may beneficially own at any one time to 50.99% of our outstanding Common Stock. Consequently, the number of shares Global BioMedical may beneficially own in compliance with the Ownership Limitation Increase may increase over time as the number of outstanding shares of our Common Stock increases over time. Global BioMedical may be in a position to exert influence over the Company and there is no guarantee that the interests of Global BioMedical will align with the interests of other stockholders.

The rights and privileges associated with all shares of Common Stock issuable upon conversion of Series A Preferred Stock, however, are identical to the rights and privileges associated with the Common Stock held by our existing stockholders, and will not include preemptive, conversion or other rights to subscribe for additional shares of Common Stock.

Votes Required for Approval

The approval of the amendment to our certificate of incorporation to effect the Ownership Limitation Increase requires the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 4.

PROPOSAL 5 - REINCORPORATION OF THE COMPANY FROM NEW YORK TO TEXAS

Background

Our Board has unanimously approved and recommends to our stockholders this proposal to change the Company’s state of incorporation from New York to Texas (the “Reincorporation”), subject to stockholder approval. The Reincorporation would be effected pursuant to a merger (the “Merge” with Alset, Inc., a wholly-owned subsidiary of the Company incorporated in Texas (“Alset”). The Company will enter into an Agreement and Plan of Merger (the “Merger Agreement”)in the form attached to this proxy statement under Exhibit [_], whereby the Company will merge with and into Alset.. In addition, following the Reincorporation, the Company will no longer be a New York corporation governed by the Company’s current Certificate of Incorporation (the “New York Charter”) and its current By-laws (the “New York By-laws” and, together with the New York Charter, the “New York Governing Documents”) and will instead` be a Texas corporation governed by the proposed Texas Certificate of Formation (the “Texas Charter”) and the proposed Texas By-laws (the “Texas By-laws” and, together with the Texas Charter, the “Texas Governing Documents”), each in the form attached to this proxy statement under Exhibits [] and [], respectively. Our Board has determined that the terms of the Merger Agreement, the Merger, the Texas Charter and the Texas By-laws are fair to, and in the best interests of, the Company and our stockholders.

For the reasons discussed below, the Board recommends that the stockholders vote “FOR” the Reincorporation Proposal. Approval of the Reincorporation Proposal will constitute adoption of the Merger Agreement and approval of the Texas Charter and Texas By-laws. All descriptions of the Texas Governing Documents are qualified by and subject to the more complete information set forth in those documents.

Upon the Effective Time of the Merger:

(1)	The Company will merge with and into Alset, with Alset being the surviving corporation and we will cease to exist as a New York corporation. Because Alset will be the surviving corporation, the Merger will result in a name change.

(2)	The affairs of the Company will cease to be governed by New York Business Corporation Laws (“NYBCL”) and will become subject to the Texas Business Organizations Code, as amended (“TBOC”),. See “Comparison of Stockholder Rights Before and After the Reincorporation” below.

(3)	The legal existence of the Company as a separate New York corporation will cease and Alset will continue with all of the rights, titles and interests of the Company, will continue with the same officers and directors of the Company, the rights of creditors of the Company will continue to exist as creditors of Alset, and the ownership interest of the stockholders of the Company will be converted to an identical interest in Alset.

(4)	All of the Company’s employee benefit and incentive plans and arrangements will be assumed by Alset upon the same terms and subject to the same conditions set forth in such plans and arrangements as before the Reincorporation.

(5)	Each outstanding share of our Common Stock will automatically be converted into one share of common stock, par value $0.02 per share, of Alset (“Alset Common Stock”).

(6)	Each outstanding option to purchase our Common Stock will automatically be converted into an option to purchase an identical number of shares of Alset Common Stock at the same option price per share and upon the same terms and subject to the same conditions set forth in the applicable plans and related award agreements.

(7)	Alset Common Stock will become issuable upon the vesting of the Company’s existing restricted shares and awards of restricted stock units upon the same terms and subject to the same conditions set forth in the applicable plans and related award agreements.

(8)	The Company will be renamed “Alset, Inc” and expects to trade under the symbol “___” On NYSE American.

The Reincorporation will become effective upon filing of certificates of merger with the Secretary of State of each of New York and Texas, which filings are expected to be made as soon as practicable after stockholder adoption of the Merger Agreement. Pursuant to the terms of the Merger Agreement, the Reincorporation may be abandoned by the Board at any time before the Effective Time (whether before or after approval by the Company’s stockholders). In addition, the Company and Alset may amend the Merger Agreement at any time before the Effective Time (whether before or after approval by the Company’s stockholders), provided that after approval by the Company’s stockholders, no amendment may be made that by law requires further approval by the Company’s stockholders without obtaining such further approval.

No regulatory approval (other than various filings with Secretary of State of Texas and Texas discussed above) is required to effect the Reincorporation. The terms of the Reincorporation and Merger are described in more detail in the Merger Agreement and all descriptions of the Reincorporation are qualified by and subject to the more complete information therein.

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Reasons for the Reincorporation

In connection with the Reincorporation, our Board has determined that it is advisable and in the Company’s best interest to change the Company’s name from “Document Security Systems, Inc.” to “Alset, Inc.” to better align it with the Company’s principal business operations (the “Name Change”). The Board believes the proposed new name recognizes the expanded scope of our business and operation, however, the name of “Alset” is currently not available in the State of New York. The management of the Company discovered that the intended new name is available in the State of Texas and therefore suggested to the Board to re-incorporate in the Company in the State of Texas to be able to use the name of “Alset.”

The Company believes that the Texas legislature has demonstrated a willingness to maintain modern and effective corporation laws to meet changing business needs. While some regard NYBCL as an extensive and well-defined body of corporate law in the United States, the Company does not believe there is a significant risk to the Company or its stockholders if the Company is governed under TBOC rather than NYBCL. While there are some advantages under NYBCL to being a New York corporation, there are also advantages under TBOC law to being a Texas corporation.

The Company believes that, on balance, the impact on the Company of implementing the Reincorporation Proposal from a corporate law perspective will be positive to the Company and its stockholders. We have provided a discussion of differences between the NYBCL and TBOC below under the heading “Comparison of Stockholder Rights Before and After the Reincorporation.”

Name Change

The Board believes that the Name Change is in the best interest of the Company to create a name which is not related to the former business attempt, in which the Company may never again engage. The Board also believes that the Name Change will better reflects the nature of our anticipated operations. The Name Change is contingent and conditioned on stockholder approval of this Proposal, and, if the stockholders approve this Proposal 5, the Name Change will be effected through the filing of the Texas Charter.

Regulatory Approvals and Third-Party Consents

Other than receipt of stockholder approval and the filing of a Texas Merger Certificate with the Texas Secretary of State and a New York Merger Certificate with the New York Secretary of State, to our knowledge, there are no federal or state regulatory requirements or approvals that must be obtained in order for us to consummate the Reincorporation. Although the Reincorporation will require a technical relisting of our Common Stock on the NYSE American following the Reincorporation, our Common Stock will continue to be traded on the NYSE American symbol and is expected to trade under the symbol “___” subject to approval by the Financial Industry Regulatory Authority (FINRA). To the extent the Reincorporation will require the consent or waiver of a third party (for example, the consent of the Company’s primary lender), the Company will use commercially reasonable efforts to obtain such consent or waiver before completing the Reincorporation. If a material consent cannot be obtained, the Company may determine not to proceed with the Reincorporation.

Employee and Director Benefit Matters

All employee benefit plans of the Company will be continued by the Alset. The Company’s other employee benefit arrangements will also be continued by Alset upon the terms and subject to the conditions in effect prior to the Reincorporation. The Reincorporation will not accelerate the time of payment or vesting, or increase the amount of compensation or benefits under, any of the Company’s agreements with its directors and employees or any of its compensation and benefit programs.

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Effect of the Reincorporation on Stock Certificates

If this Reincorporation Proposal is approved, and the Company proceeds with the Reincorporation, it will not be necessary for stockholders to exchange their existing stock certificates for Alset stock certificates. However, as a result of the Reincorporation and Name Change, our Common Stock will receive a new CUSIP number, which and the number used to identify the Company’s equity securities. If at any time on or after the Effective Time a stockholder wishes to acquire a stock certificate with the new CUSIP number, the stockholder may do so by surrendering its, his or her certificate with the old CUSIP number to the transfer agent for Alset with a request for a replacement certificate. Following the Reincorporation, the transfer agent for Alset will continue to be American Stock Transfer and Trust Company

The Reincorporation will have no effect on the transferability of outstanding stock certificates representing the Company’s Common Stock.

Dissenters’ Rights of Appraisal

Pursuant to New York law, if the Reincorporation is approved by the Company’s stockholders, stockholders who dissent from the Reincorporation will not be entitled to appraisal rights.

Certain U.S. Federal Income Tax Consequences of the Reincorporation

The following is a brief summary of certain U.S. federal income tax consequences to holders of the Company’s Common Stock who receive Alset Common Stock as a result of the Reincorporation. The summary sets forth such consequences to the Company’s stockholders who hold their shares as a capital asset (generally, an asset held for investment).

This summary is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a stockholder. Stockholders are urged to consult their tax advisors to determine the particular tax consequences of the Reincorporation, including the applicability and effect of federal, state, local or foreign tax laws. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury Regulations promulgated thereunder, and rulings and decisions in effect as of the date of this proxy statement, all of which are subject to change, possibly with retroactive effect, and to differing interpretations.

The Company has neither requested nor received a tax opinion from legal counsel with respect to the U.S. federal income tax consequences of the Reincorporation. No rulings have been or will be requested from the Internal Revenue Service as to the federal income tax consequences of the Reincorporation.

The Reincorporation provided for in the Merger Agreement is intended to be treated as a “tax-free” reorganization as described in Section 368(a)(1)(F) of the Code. Assuming that the Reincorporation qualifies as a “tax-free” reorganization, no gain or loss will be recognized to the holders of the Company’s Common Stock as a result of the consummation of the Reincorporation, and no gain or loss will be recognized by the Company or Alset. The basis of the acquired assets in the hands of Alset will be the same as the Company’s basis in such assets. Each former holder of the Company’s Common Stock will have the same basis in Alset Common Stock received by that holder pursuant to the Reincorporation as was the basis in the Company Common Stock held at the time the reincorporation was consummated. Each stockholder’s holding period with respect to the Alset Common Stock will include the period during which that stockholder held the corresponding the Company’s Common Stock, provided the latter was held by such holder as a capital asset at the time the Reincorporation was consummated.

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Comparison of Stockholder Rights Before and After the Reincorporation

Subject to stockholder approval prior to the Effective Time, the Company will change its state of incorporation to Texas and will thereafter be governed by TBOC, the Texas Charter and the Texas By-laws. There are certain differences between the rights of our stockholders under:

●	the TBOC, the proposed Texas Charter and the proposed Texas By-laws (collectively, such rights, the “Texas Rights”); and

●	the NYBCL, the New York Charter and the New York By-laws (collectively, such rights, the “New York Rights”), copies of which have been filed with the Securities and Exchange Commission.

Set forth below is a table that summarizes some of the significant differences in the Texas Rights and the New York Rights. Unless otherwise specified in the table, the New York Governing Documents do not differ from the default provisions of the NYBCL and the Texas Governing Documents do not differ from the default provisions of the TBOC. The following summary does not purport to be a complete statement of the Texas Rights and the New York Rights, and is qualified in its entirety by reference to the full text of the New York Governing Documents, the Texas Governing Documents, the NYBCL and the TBOC.

Provision	New York	Texas
Removal of Directors

Under the NYBCL, stockholders can remove directors for cause and, if provided in the certificate of incorporation or by-laws, without cause. The board can remove directors with or without cause if provided in the charter or a bylaw adopted by stockholders.

Under the New York Charter, directors may be removed by the affirmative vote of the majority of the Board or affirmative vote of the stockholders entitled to vote with the majority of the outstanding voting power, in each case only for cause.

Under Texas law, subject to the exceptions discussed below or as otherwise provided by the certificate of formation or bylaws of a corporation, the stockholders may remove a director, with or without cause, by a vote of the holders of a majority of the shares entitled to vote at an election of the directors.

If the corporation’s directors serve staggered terms, a director may not be removed except for cause unless the certificate of formation provides otherwise.

If the certificate of formation permits cumulative voting and less than the entire board is to be removed, a director may not be removed if the votes cast against the removal would be sufficient to elect him or her if cumulatively voted at an election of the entire board of directors. Where a corporation’s certificate of formation provides that separate classes or series of stockholders are entitled, as such a class or series, to elect separate directors, in calculating the sufficiency of votes for removal of such a director, only the votes of the holders of such a class or series are considered.

Filling Board Vacancies and Newly Created Vacancies	Under the New York By-laws, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other reason may be filled solely by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director.

Under Texas law, any vacancy occurring in the board of directors may, unless otherwise authorized by a corporation’s certificate of formation, fill a vacancy or a newly created vacancy in a director position only: (i) by the affirmative vote of the majority of the directors then in office, even if less than a quorum, (ii) by the sole remaining director, or (iii) by the affirmative vote of the stockholders.

A directorship to be filled because of an increase in the number of directors may be filled by the stockholders or by the board of directors for a term of office continuing only until the next election of one or more directors by the stockholders. The board of directors may not fill more than two such directorships during the period between any two successive annual meetings of stockholders.

The proposed Texas Bylaws require the affirmative vote of the majority of directors then in office, even if less than a quorum, to fill any vacancy in the board of directors.

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Stockholder Right to Call Special Meetings

Under the New York By-laws, special meetings of stockholders may only be called by any two or more directors, the Chairman or Chief Executive Officer, or the holders of no less than 10% of all the outstanding shares of the Company’s capital stock entitled to vote at the meeting.

Unlike in New York, under Texas law, stockholders are guaranteed the right to call special meetings. Unless otherwise specified in the corporation’s certificate of formation, holders of not less than 10% of all of the shares entitled to vote at the proposed meeting have the right to call a special stockholders’ meeting. The certificate of formation may allow for special meetings to be called by a number of shares greater than or less than 10%, but it may not set the required number of shares above 50%. The president, board of directors, or any other person authorized to call special meetings by the certificate of formation or bylaws of the corporation may also call special stockholders’ meetings.

The proposed Texas Charter does not provide for a lower than 10% ownership threshold for stockholders of the Company to call a special stockholders’ meeting.

Stockholder Action by Written Consent

Under the NYBCL, unless otherwise specified in the certificate of incorporation, stockholder action in lieu of a meeting is permitted to be taken by unanimous written consent of those stockholders who would have been entitled to vote on a given action at a meeting.

The New York By-Laws requires unanimous written consent in order for stockholders to take action without a meeting.

Under Texas law, any action that may be taken at a meeting of the stockholders may be taken without a meeting if written consent thereto is signed by all the holders of shares entitled to vote on that action. The certificate of formation of a Texas corporation may provide that action by written consent in lieu of a meeting may be taken by the holders of that number of votes which would be required to take the action which is the subject of the consent at a meeting at which each of the shares entitled to vote thereon were present and voted.

The proposed Texas By-laws allow action by one or more written consents if such consent or consents are signed by the holder or holders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.

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Notice of Stockholder Meetings	Under the New York By-laws, notice of stockholder meetings must be given in writing to each stockholder entitled to vote at the meeting not less than 10 nor more than 60 days before the meeting, except where the matter to be acted on is a merger or consolidation of the Company or a sale, lease or exchange of all or substantially all of its assets, that such notice shall be given not less than 20 days nor more than 60 days prior to such meeting.	Under the TBOC and the Texas By-laws, notice of stockholder meetings may be given by mail, courier service, email (unless the stockholder has notified the Company of an objection to receiving notice by email) or another form of electronic transmission consented to by the stockholder. Notice to each stockholder, regardless of method of delivery, will be delivered not less than 10 nor more than 60 days before the meeting.

Stockholder Vote Required for Certain Transactions

Under the NYBCL, a publicly traded New York corporation is prohibited from engaging in any “business combination” with an “interested stockholder” for a period of five years following the date the stockholder became an interested stockholder, unless:

(a) the board of directors approves either the business combination or the acquisition of stock by the interested stockholder before the interested stockholder acquires his or her shares;

(b) five years after such interested stockholder acquires his or her shares, the holders of a majority of the outstanding voting stock not beneficially owned by such interested stockholder approves the business combination; or

(c) the business combination meets certain fair price procedural requirements.

An “interested stockholder” under the NYBCL is generally a beneficial owner of at least 20% of the corporation’s outstanding voting stock.

“Business combinations” under the NYBCL include mergers and consolidations between corporations or with an interested stockholder; sales, leases, mortgages or other dispositions to an interested stockholder of assets with an aggregate market value which either equals 10% or more of the corporation’s consolidated assets or outstanding stock, or represents 10% or more of the consolidated earning power or net income of the corporation; issuances and transfers to an interested stockholder of stock with an aggregate market value of at least 5% of the aggregate market value of the outstanding stock of the corporation; liquidation or dissolution of the corporation proposed by or in connection with an interested stockholder; reclassification or recapitalization of stock that would increase the proportionate stock ownership of an interested stockholder; and the receipt by an interested stockholder of any benefit from loans, guarantees, pledges or other financial assistance or tax benefits provided by the corporation.

Unless its certificate of formation provides otherwise, the TBOC prohibits Texas public corporations from entering into specific (i) mergers, share exchanges and conversions, (ii) sales of assets, reclassifications and other transactions sales or other dispositions of assets having an aggregate market value of 10% or more of (a) the aggregate market value of the consolidated assets of a company, (b) the aggregate market value of the outstanding stock of a company or (c) the earning power or net income of a company on a consolidated basis, (iii) certain transactions that would result in the issuance or transfer of shares of a company to an affiliated stockholder, increase the affiliated stockholder’s proportionate share of ownership in a company or grant the affiliated stockholder disproportionate financial benefits, and (iv) liquidation proposals with an “affiliated stockholder” for a period of three years after the date the stockholder obtained “affiliated stockholder” status.

“Affiliated stockholder” is defined as a person who beneficially owns (or has owned within the preceding three-year period) 20% or more of the outstanding voting stock of a Texas public corporation.

The TBOC provides an exception to this prohibition if: (i) the board of directors of the corporation approves the transaction or the acquisition of shares by the affiliated stockholder prior to the affiliated stockholder becoming an affiliated stockholder, or (ii) the board of directors and two-thirds (or higher if specified in the certificate of formation) of the unaffiliated stockholders approve the transaction at a meeting held no earlier than six months after the stockholder acquires such ownership.

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A New York corporation may elect to waive the above restrictions in its original certificate of incorporation or in a by-law, which is approved by the affirmative vote of a majority of the outstanding voting stock of the corporation, excluding the stock owned by the interested stockholders and its affiliates and associates.

Neither the New York Charter nor the New York By-laws have waived these restrictions.

Pursuant to the terms of the Merger Agreement, the Merger may be abandoned by the Board at any time prior to the Effective Date.

Limitations on Director Liability

Under the NYBCL, if a corporation’s certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited. A corporation’s certificate of incorporation, however, may not limit or eliminate a director’s personal liability (a) if a judgment or other final adjudication adverse to the director establishes that the director acted in bad faith or engaged in intentional misconduct or a knowing violation of law, personally gained a financial profit to which the director was not legally entitled, or violated certain provisions of the NYBCL, or (b) for any act or omission prior to the adoption of such provision in the certificate of incorporation.

The New York Charter does not currently contain a provision limiting the personal liability of directors.

Texas law permits a corporation to eliminate in its certificate of formation all monetary liability of a director to the corporation or its stockholders for conduct in the performance of such director’s duties.

Texas law does not, however, permit any limitation of the liability of a director for: (i) a breach of the duty of loyalty to the corporation or its stockholders, (ii) an act or omission not in good faith that constitutes a breach of duty of the person to the corporation or involves intentional misconduct or a knowing violation of law, (iii) a transaction from which the director obtains an improper benefit, or (iv) a violation of applicable statutes which expressly provide for the liability of a director.

The proposed Texas certificate of formation does not eliminate the monetary liability of a director of the Alset.

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Indemnification	Under the NYBCL, a corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, by reason of the fact that he was a director or officer of the corporation, or served such other corporation in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful. Unless judicially authorized, corporations may not indemnify a person in connection with a proceeding by or in the right of the corporation in which the person was adjudged liable to the corporation. However, no indemnification may be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled.

Texas law permits a corporation to indemnify a director or former director, against judgments and expenses reasonably and actually incurred by the person in connection with a proceeding if the person: (i) acted in good faith, (ii) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and otherwise, that the person’s conduct was not opposed to the corporation’s best interests, and (iii) in the case of a criminal proceeding, did not have a reasonable cause to believe the person’s conduct was unlawful.

If, however, the person is found liable to the corporation, or is found liable on the basis he received an improper personal benefit, then indemnification under Texas law is limited to the reimbursement of reasonable expenses actually incurred and no indemnification will be available if the person is found liable for: (i) willful or intentional misconduct in the performance of the person’s duty to the corporation, (ii) breach of the person’s duty of loyalty owed to the enterprise, or (iii) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation.

The proposed Texas By-laws provide for indemnification of directors and officers (including advancement of expenses) to the fullest extent permitted by applicable law.

The New York By-laws require the Company to indemnify directors and officers to the fullest extent of the law, but provides that no indemnification is required with respect to any settlement or disposition of a proceeding unless the Company has given its prior consent to such settlement/disposition. The New York By-laws also permit the Company to indemnify employees and to advance expenses to any person entitled to indemnification upon request.

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Appraisal Rights

Under the NYBCL, stockholders who follow certain procedures are entitled to exercise appraisal rights in the event of certain mergers or consolidations, share exchanges, sales, leases, exchanges or other dispositions of all or substantially all of the property of the Company.

However, in the case of a merger or consolidation appraisal rights are not available:

(a) to a stockholder of the parent corporation in a merger between a parent and a subsidiary corporation;

(b) to a stockholder of the surviving corporation in a merger authorized under the NYBCL, other than a merger specified above, unless such merger effects one or more of certain specified changes in the rights of the shares held by such stockholder; or

(c) in addition, in the case of a merger, consolidation or share exchange, appraisal rights are not available to a stockholder for the shares of any class or series of stock, which shares or depository receipts, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to vote upon the plan of merger or consolidation, were listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

Because the Company is listed on the New York Stock Exchange American, no appraisal rights are available to the Company’s stockholders under New York law in the event of a merger, consolidation or share exchange.

Except for the limited classes of mergers, consolidations, sales and asset dispositions for which no stockholder approval is required under Texas law, stockholders of Texas corporations with voting rights have dissenters’ rights in the event of a merger, consolidation, conversion, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation. However, a stockholder of a Texas corporation has no dissenters’ rights with respect to any plan or merger or conversion in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange if:

(1) the ownership interest, or a depository receipt in respect of the ownership interest, held by the owner is part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are, on the record date set for purposes of determining which owners are entitled to vote on the plan of merger, conversion, or exchange, as appropriate:

(A)  listed on a national securities exchange (the Company currently meets this condition by virtue of its listing on the NASDAQ market); or

(B)  held of record by at least 2,000 owners;

(2) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration that is different from the consideration to be provided to any other holder of an ownership interest of the same class or series as the ownership interest held by the owner, other than cash instead of fractional shares or interests the owner would otherwise be entitled to receive; and

(3) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration other than:

(A)  ownership interests, or depository receipts in respect of ownership interests, of a another entity of the same general organizational type that, immediately after the effective date of the merger, conversion, or exchange, as appropriate, will be part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are:

(i) listed on a national securities exchange or authorized for listing on the exchange on official notice of issuance;

(ii) held of record by at least 2,000 owners;

(B)  cash instead of fractional ownership interests the owner would otherwise be entitled to receive; or

(C)  any combination of the ownership interests and cash above.

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Stockholder Right to Inspect Stockholder List	Under the NYBCL, a stockholder of record may inspect the list of record stockholders upon giving at least five days’ written demand to do so. The inspection may be denied if the stockholder refuses to give an affidavit that such inspection is not desired for a purpose which is in the interest of a business other than the business of the corporation and that the stockholder has not been involved in selling or offering to sell any list of stockholders of any corporation within the preceding five years.	Under Texas law, a stockholder may, upon written demand stating a proper purpose, inspect the books and records of a corporation if such stockholder holds at least 5% of the outstanding shares of stock of the corporation or has been a holder of shares for at least six months prior to such demand.

Anti-Greenmail Provision	Under the NYBCL, the Company is prohibited from purchasing or agreeing to purchase more than 10% of its stock from a stockholder at a price greater than the market value of the stock unless the purchase is approved by the Board and a majority of stockholders entitled to vote. However, this restriction does not apply when the Company offers to purchase shares from all of its stockholders or with respect to stock that a stockholder has owned beneficially for more than two years.	The TBOC does not contain a similar restriction on the Company’s ability to purchase its own stock.

Considerations of Directors	Under the NYBCL when making corporate decisions, directors are entitled to consider the long-term and/or short-term effects of any action on stockholders, employees, customers, creditors and the communities in which the corporation does business.	Texas corporate law includes statutory approval of directors considering both the long-term and short-term interests of the corporation and the stockholders.

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Exclusive Forum	There is no statutory provision in the NYBCL explicitly authorizing a company to designate an exclusive forum for certain types of litigation. The New York Charter and By-laws do not specify an exclusive forum.	Texas law does not have an authorizing statutory provision regarding the forum selection for a particular type of litigation.

Amendments to Charter

Under the NYBCL, except for certain ministerial changes, and except as otherwise required under a certificate of incorporation, a corporation’s certificate of incorporation may be amended only if authorized by the board of directors and approved by the holders of a majority of the outstanding stock entitled to vote on such amendment.

However, wherever the certification of incorporation requires action by the board or the holders of securities having voting power greater than is required by law, then such provision may not be altered, amended or repealed except by such greater vote.

Additionally, wherever the NYBCL requires a vote greater than a majority of the outstanding stock, then any amendment to the certificate of incorporation for the purpose of reducing this voting threshold may not be adopted except by the vote of stockholders having voting power that is at least equal to that which would be required to take the action.

Under Texas law, an amendment to the certificate of formation requires the approval of the holders of at least two-thirds of the outstanding shares of the corporation, unless a different threshold, not less than a majority, is specified in the certificate of formation.
Amendments of By-laws

Under the NYBCL, a corporation’s by-laws may be amended by the vote of the holders of a majority of the votes cast with respect to such amendment (rather than a majority of the shares outstanding) or, if permitted under the corporation’s certificate of incorporation or a bylaw adopted by the stockholders, by the board of directors.

The New York By-laws provide that the Board may amend the New York By-laws without stockholder approval, but any bylaw adopted by the Board may be amended or repealed by the stockholders.

Generally, under Texas law, the board of directors may amend, repeal or adopt a corporation’s bylaws. However, a corporation’s certificate of formation may reserve this power exclusively to a majority of the stockholders. Similarly, the stockholders, in amending, repealing or adopting a particular bylaw, may expressly provide that the board of directors may not amend, readopt or repeal that bylaw. Texas case law permits the corporation to increase the required threshold of stockholders necessary to amend the bylaws.

The proposed Texas Charter does not restrict the Board of Directors’ power to adopt, change or repeal any provisions of the Texas By-laws, subject to the stockholders’ right to change the bylaws.

Expiration of Proxies	Under the NYBCL, a proxy executed by a stockholder will remain valid for eleven months unless the proxy provides for a longer period.	Under Texas law, a stockholder may authorize another person or persons to act for such stockholder by proxy. A proxy is only valid for eleven months from its date unless otherwise provided in the proxy.

Votes Required for Approval

The approval of the reincorporation of the Company from New York to Texas requires the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 5.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers

The Company’s Board of Directors currently consists of eight directors; the Board size was increased from seven to eight persons on September 22, 2020, upon recommendation and approval by the Nominating and Corporate Governance Committee to do so.

Our executive officers and directors as of the date of this report are as follows:

NAME	POSITION
Frank D. Heuszel	Chief Executive Officer, Interim Chief Financial Officer and Director
Jason Grady	Chief Operating Officer
Heng Fai Ambrose Chan	Director, Chairman
John Thatch	Director
Jose Escudero	Director
Sassuan Lee	Director
Lowell Wai Wah	Director
William Wu	Director
Mr. Chan Tung Moe	Director

Biographical and certain other information concerning the Company’s officers and directors is set forth below. Except for M Heng Fai Ambrose Chan and his son Mr. Chan Tung Moe, there are no familial relationships among any of our directors. Except as indicated below, none of our directors is a director in any other reporting companies. None of our directors has been affiliated with any company that has filed for bankruptcy within the last ten years. We are not aware of any proceedings to which any of our directors, or any associate of any such director is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries. Each executive officer serves at the pleasure of the Board of Directors.

Name	Age	Director/Officer Since	Principal Occupation or Occupations and Directorships
Frank D. Heuszel	64	2018	Frank D. Heuszel has served as a director of the Company since July 30, 2018, and from July 2018 to April 2019, he served as chairman of the Company’s Audit Committee. He has served as the Company’s Chief Executive Officer and Interim Chief Financial Officer since April 17, 2019. Mr. Heuszel has extensive expertise in a wide array of strategic, business, turnaround, and regulatory matters across several industries as a result of his executive management, educational, and operational experience. Prior to joining DSS, Mr. Heuszel had a very successful career in commercial banking. For over 35 years, Heuszel served in many senior executive roles with major US and international banking organizations. As a banker Mr. Heuszel has served as General Counsel, Director of Special Assets, Credit Officer, Chief Financial Officer and Auditor. Mr. Heuszel also operated a successful law practice focused on the litigation, corporate restructures, and merger and acquisitions, and collections. In addition to being an attorney and executive manager, Mr. Heuszel is also a Certified Public Accountant (retired), and a Certified Internal Auditor.

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Jason Grady	45	2018

Since July 2018, Mr. Grady has been President of Premier Packaging Corporation (“PPC”), a multi-division folding carton and security packaging company and wholly-owned subsidiary of the Company. From April 2010 through July 2018, Mr. Grady served as the Company’s Vice President of Sales. Mr. Grady’s role included strategic leadership and driving key initiatives that include re-engineering sales organizations, new business development, international sales, sales management and corporate marketing. He was responsible for the overall management of multi-divisional sales including anti-counterfeit & authentication solutions, enterprise security software technologies, and document security printing. Prior to joining the Company, Mr. Grady served as Sales Director for the Paul T. Freund Corporation, a custom-ridged set up box manufacturer, from May 2009 to August 2010. Mr. Grady also served as Vice President of Marketing for Parlec, Inc., a multi-market machine tool manufacturer, from October 2004 to May 2009. Mr. Grady held the position of Marketing Manager for Fonte Health Care Solutions from December 2002 to October 2004 and previously served as Sales and Marketing Executive for OutStart, an enterprise e-learning software company. Mr. Grady obtained an undergraduate degree in marketing and design and a Masters Degree in Business Administration from the Rochester Institute of Technology.

Heng Fai Ambrose Chan	75	2017	Heng Fai Ambrose Chan has served as a director of the Company since February 12, 2017 and became Chairman of the Board of Directors on March 27, 2019. He has also served as an officer of the Company’s wholly-owned subsidiary, DSS International Inc., since July of 2017. Mr. Chan is an expert in banking and finance, with years of experience in the industry. Mr. Chan has restructured 35 companies in various industries and countries in the past 40 years. Mr. Chan currently serves as the Chief Executive Officer of Singapore eDevelopment Limited (SED), a publicly traded company on the Singapore Stock Exchange. He also serves as a director of BMI Capital Partners International Ltd., a wholly-owned subsidiary of SED. Mr. Chan also serves on the board of Holista CollTech Limited, a publicly traded company listed on the Australian Securities Exchange. Mr. Chan formerly served as (i) Managing Chairman of Heng Fai Enterprises Limited (now known as ZH International Holdings Limited) which trades on the Hong Kong Stock Exchange; (ii) the Managing Director of SGX Catalist-listed SingHaiyi Group Ltd., which under his leadership, transformed from a failing store-fixed business provider with net asset value of less than $10 million into a property trading and investment company and finally to a property development company with net asset value over $150 million before Mr. Chan ceded controlling interest in late 2012; (iii) the Executive Chairman of China Gas Holdings Limited, a formerly failing fashion retail company listed on the Hong Kong Stock Exchange, which under his direction, was restructured to become one of the few large participants in the investment in and operation of city gas pipeline infrastructure in China; (iv) a director of Global Med Technologies, Inc., a medical company listed on NASDAQ engaged in the design, development, marketing and support information for management software products for healthcare-related facilities; (v) a director of Skywest Limited, an ASX-listed airline company; and (vi) the Chairman and Director of American Pacific Bank. In 1987, Mr. Chan acquired American Pacific Bank, a full-service U.S. commercial bank, and brought it out of bankruptcy. He recapitalized, refocused and grew the bank’s operations. Under his guidance it became a NASDAQ-listed high asset quality bank with zero loan losses for over five consecutive years before it was ultimately bought and merged into Riverview Bancorp Inc. Mr. Chan’s international business contacts and experience qualifies him to serve on our Board of Directors.

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John Thatch	58	2019	John Thatch has served as a director of the Company since May 9, 2019 and as Lead Independent Director since December 9, 2019. Mr. Thatch is an accomplished professional and entrepreneur who has started, owned and operated several businesses in various industries and in both the public and private arena. The industries in which his companies have operated include the service, retail, wholesale, education, finance, real estate management and technology industries. Since March 2018, Mr. Thatch has served as the Chief Executive Officer and a director of Sharing Services Global Corporation, a publicly traded holding company focused in the direct selling and marketing industry. He is also a principal owner of Superior Wine & Spirits, a Florida-based company that imports, wholesales and distributes wine and liquor throughout the State of Florida. He has been involved in this business venture since February of 2016. Mr. Thatch served as Chief Executive Officer of Universal Education Strategies, Inc. from January 2009 - January 2016, an organization consisting of six companies that specialized in the development and sales of educational products and services. From 2000 - 2005, he was the Chief Executive Officer of Onscreen Technologies, Inc., currently listed on NASDAQ as CUI Global, Inc., a global leader in the development of cutting-edge thermal management technologies for integrated LED technologies, circuits and superconductors. Mr. Thatch was responsible for all aspects of the company including board and stockholder communications, public reporting and compliance with Sarbanes-Oxley, structuring and managing the firm’s financial operations, and expansion initiatives for all corporate products and services. Mr. Thatch’s public company financial and management experience in the strategic growth and development of various companies qualify him to Board serve on the Company’s Board of Directors and a member of the DSS Audit Committee.

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Jose Escudero	44	2019	Jose Escudero has served as a director of the Company since August 5, 2019. He has served as the Managing Partner at BMI Capital Spain, a private investment bank, since September 2013. Previously, Mr. Escudero served as Principal at Hallman & Burke, an international consulting firm, from July 2009 through September 2013. Mr. Escudero has a B.Sc. in Economics from the Francisco de Vitoria University and a Master’s degree in Corporate Finance and Investment Banking from the Options & Futures Institute. Mr. Escudero’s experience in merger and acquisitions, corporate finance, and international trade along with his education in economics and finance and investment banking qualifies him to serve on the Company’s Board of Directors

Sassuan Lee	49	2019	Sassuan Lee (also known as Samson Lee) has served as a director of the Company since August 5, 2019. He co-founded STO Global X, a technology and service provider for security token exchange solutions, in December 2017. He has also served as the Chief Crypto-Economic Advisor for Gibraltar Stock Exchange and Gibraltar Blockchain Exchange since September 2017. In November 2016, Mr. Lee founded Coinstreet Partners, a consultancy firm focused on blockchain, fintech, cryptocurrency and digital assets, and has served as its Chief Executive Officer since inception. Mr. Lee previously served as Managing Director at uCast Global Asia from December 2015 through November 2016. Mr. Lee also served as the Executive Vice President of the Greater China region at Movideo from June 2015 through December 2015 and as Vice President and General Manager of the Greater China and South Asia Pacific regions at NeuLion Inc. from July 2008 through June 2015. Mr. Lee received his Bachelor of Commerce degree from the University of Toronto and his MBA and MS degrees from the Hong Kong University of Science and Technology. Mr. Lee’s extensive experience and recognized expert in the fields of technology, blockchain, cryptocurrency and fintech, combined with his experience as Chief Executive Officer and Managing Director of successful international businesses qualifies him to serve on the Company’s Board of Directors and a member of the DSS Audit Committee

William Wu	53	2019

William Wu has served as a director of the Company since October 20, 2019. He served as the managing director of Investment Banking at Glory Sun Securities Limited since January 2019. Mr. Wu previously served as the executive director and chief executive officer of Power Financial Group Limited from November 2017 to January 2019. Mr. Wu has served as a director of Asia Allied Infrastructure Holdings Limited since February 2015. Mr. Wu previously served as a director and chief executive officer of RHB Hong Kong Limited from April 2011 to October 2017. Mr. Wu served as the chief executive officer of SW Kingsway Capital Holdings Limited (now known as Sunwah Kingsway Capital Holdings Limited) from April 2006 to September 2010. Mr. Wu holds a Bachelor of Business Administration degree and a Master of Business Administration degree of Simon Fraser University in Canada. He was qualified as a chartered financial analyst of The Institute of Chartered Financial Analysts in 1996.

Mr. Wu previously worked for a number of international investment banks and possesses over 26 years of experience in the investment banking, capital markets, institutional broking and direct investment businesses. He is a registered license holder to carry out Type 6 (advising on corporate finance) and Type 9 (asset management) regulated activities under the Securities and Futures Ordinance (Chapter 571 of the Laws of Hong Kong). Mr. Wu has served as a member of the Guangxi Zhuang Autonomous Region Committee of the Chinese People’s Political Consultative Conference in January 2013. Mr. Wu’s experience in banking, capital markets, investment banking, Asian economic and banking dynamics, and education in corporate finance and asset management qualifies him to serve on the Company’s Board of Directors and a member of the DSS Audit Committee.

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Lo Wah Wai	56	2019	Mr. Lo Wah Wai (also known as Lowell Lo) has served as a director of the Company since April 12, 2019. Mr. Lo is currently Chairman and Managing Director of the BMI Intelligence Group Limited, a leading corporate consulting and financial services firm in the Asia Pacific Region he founded in 1995, and is responsible for the overall management, strategic planning and development of the firm. Prior to establishing BMI Intelligence Group Limited, Mr. Lo was the Audit Manager of Deloitte Touche Tohmatsu for nine years, including two years of service in Deloitte’s U.S. headquarters. Mr. Lo has extensive experience with initial public offerings and has participated in the listings of several companies including Ajisen Remen, 361 Degrees Group, Lilanz Group and IGG. Mr. Lo’s professional qualifications include Hong Kong Certified Public Accountants (CPA), American Institute of Certified Public Accountants (AICPA), Information Systems Auditor and Control Association (ISACA) and Senior International Finance Manager (SIFM). Mr. Lo is also currently and independent, non-executive board member of Chongqing Machinery & Electric Co., Ltd. And Tenfu (Cayman) Holdings Company Limited, both Hong Kong Exchange-listed companies. Mr. Lo received his bachelor’s degree in Business Administration from the Chinese University of Hong Kong and a master’s degree from the New Jersey Institute of Technology. Mr. Lo’s financial expertise and experience in the management and strategic development of various companies qualifies him to serve on the Company’s board of directors.

Mr. Chan Tung Moe	42	2020

Mr. Chan Tung Moe has served as a director of the Company since September 2020. He currently serves as Group Chief Development Officer of Singapore Exchange-listed Alset International Limited, overseeing the company’s global property business, and as Vice President and Director of Corporate Development of American Medical REIT Inc., positions he has held since August 2020. Mr. Chan Tung Moe also serves as Co-Chief Executive Officer and Director of LiquidValue Development Inc. (f.k.a SeD Intellgient Home Inc.)(USA), a company he joined in 2017, and as Director and Chief Executive Officer (International) of Alset IHome Inc. (f.k.a. SeD Home & REITs Inc.)(USA) a company he joined in 2015. Mr. Chan Tung Moe previously served as Chief Executive Officer of Pop Motion Consulting Pte Ltd. (Singapore) from 2018 to 2020. Prior to that, in 2015 he was Group Chief Operating Officer of Hong Kong Stock Exchange listed Zensun International Limited where he was responsible for the company’s global business operations consisting of REIT ownership and management, property development, hotels and hospitality, as well as property and securities investment and trading. Within the past five years, Mr. Chan Tung Moe has served as a director of MasterCard issuer Xpress Finance Limited as well as RSI International Systems Inc., which was a hotel software company listed on the Toronto Stock Exchange.

He holds a Master’s Degree in Business Administration with honors from the University of Western Ontario, a Master’s Degree in Electro-Mechanical Engineering with honors and a Bachelor’s Degree in Applied Science with honors from the University of British Columbia.

Board of Directors and Committees

The Company has determined that each of Mr. John Thatch, Mr. William Wu, Mr. Sassuan Lee and Mr. Jose Escudero qualify as independent directors (as defined under Section 803 of the NYSE American LLC Company Guide).

In fiscal 2019, each of the Company’s independent directors attended or participated in 62% or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the period in which each such director served as a director and (ii) the total number of meetings held by all committees of the Board of Directors during the period in which each such director served on such committee. During the fiscal year ended December 31, 2019, the Board held 13 meetings and acted by written consent on one occasion.

On December 9, 2019, the Board appointed Mr. Thatch as the Lead Independent Director, effective immediately. Mr. Thatch will serve as the Lead Independent Director until his successor is duly appointed and qualified, or until his earlier removal or resignation or such time as he is no longer considered an independent director under the New York Stock Exchange listing standards. Mr. Thatch’s authority, responsibilities, and duties as the Lead Independent Director include the following: (i) preside at all meetings of the Board at which the Chairman of the Board is not present, at all meetings of the independent directors and at all executive sessions of the independent directors, (ii) have a reasonable opportunity to review and comment on Board meeting agendas, (iii) serve as a liaison between the Chairman of the Board and the other members of the Board, (iv) have the authority to call special meetings of the Board and of the independent directors, and (v) perform such other duties as the Board may from time to time delegate.

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Audit Committee

The Company has separately designated an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee held 7 meetings in 2019, and acted by written consent on 0 occasions. The Audit Committee is responsible for, among other things, the appointment, compensation, removal and oversight of the work of the Company’s independent registered public accounting firm, overseeing the accounting and financial reporting process of the Company, and reviewing related person transactions. As of December 1, 2019, the Audit Committee is comprised of Mr. John Thatch, Mr. Wu and Mr. Sassuan Lee. Each of Mr. Wu, Mr. Thatch and Mr. Lee is qualified as a “financial expert” as defined in Item 407 under Regulation S-K of the Securities Act of 1933, as amended. Each of the members of the Audit Committee is an independent director (as defined under Section 803 of the NYSE American LLC Company Guide). Mr. Thatch serves as Chairman of the Audit Committee. The Audit Committee operates under a written charter adopted by the Board of Directors, which can be found in the Investors/Corporate Governance section of our web site, www.dsssecure.com.

Compensation and Management Resources Committee

The purpose of the Compensation and Management Resources Committee is to assist the Board in discharging its responsibilities relating to executive compensation, succession planning for the Company’s executive team, and to review and make recommendations to the Board regarding employee benefit policies and programs, incentive compensation plans and equity-based plans. The Compensation and Management Resources Committee held two meetings in 2019.

The Compensation and Management Resources Committee is responsible for, among other things, (a) reviewing all compensation arrangements for the executive officers of the Company and (b) administering the Company’s stock option plans. The Compensation and Management Resources Committee consists of Mr. Jose Escudero, Mr. William Wu and Mr. Sassuan Lee, with Mr. Lee as the Chairman. Each of the members of the Compensation and Management Resources Committee is an independent director (as defined under Section 803 of the NYSE American Company Guide). The Compensation and Management Resource Committee operates under a written charter adopted by the Board of Directors, which can be found in the Investors/Corporate Governance section of our web site, www.dsssecure.com.

The duties and responsibilities of the Compensation and Management Resources Committee in accordance with its charter are to review and discuss with management and the Board the objectives, philosophy, structure, cost and administration of the Company’s executive compensation and employee benefit policies and programs; no less than annually, review and approve, with respect to the Chief Executive Officer and the other executive officers (a) all elements of compensation, (b) incentive targets, (c) any employment agreements, severance agreements and change in control agreements or provisions, in each case as, when and if appropriate, and (d) any special or supplemental benefits; make recommendations to the Board with respect to the Company’s major long-term incentive plans applicable to directors, executives and/or non-executive employees of the Company and approve (a) individual annual or periodic equity-based awards for the Chief Executive Officer and other executive officers and (b) an annual pool of awards for other employees with guidelines for the administration and allocation of such awards; recommend to the Board for its approval a succession plan for the Chief Executive Officer, addressing the policies and principles for selecting a successor to the Chief Executive Officer, both in an emergency situation and in the ordinary course of business; review programs created and maintained by management for the development and succession of other executive officers and any other individuals identified by management or the Compensation and Management Resources Committee; review the establishment, amendment and termination of employee benefits plans, review employee benefit plan operations and administration; and any other duties or responsibilities expressly delegated to the Compensation and Management Resources Committee by the Board from time to time relating to the Committee’s purpose.

The Compensation and Management Resources Committee may request any officer or employee of the Company or the Company’s outside counsel to attend a meeting of the Compensation and Management Resources Committee or to meet with any members of, or consultants to, the Compensation and Management Resources Committee. The Company’s Chief Executive Officer does not attend any portion of a meeting where the Chief Executive Officer’s performance or compensation is discussed, unless specifically invited by the Compensation and Management Resources Committee.

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The Compensation and Management Resources Committee has the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, Chief Executive Officer or other executive officer compensation or employee benefit plans, and has sole authority to approve the consultant’s fees and other retention terms. The Compensation and Management Resources Committee also has the authority to obtain advice and assistance from internal or external legal, accounting or other experts, advisors and consultants to assist in carrying out its duties and responsibilities, and has the authority to retain and approve the fees and other retention terms for any external experts, advisors or consultants.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for overseeing the appropriate and effective governance of the Company, including, among other things, (a) nominations to the Board of Directors and making recommendations regarding the size and composition of the Board of Directors and (b) the development and recommendation of appropriate corporate governance principles. The Nominating and Corporate Governance Committee consists of Mr. John Thatch, the Chairman of the committee, Mr. Sassuan Lee and Mr. Jose Escudero, each of whom is an independent director (as defined under Section 803 of the NYSE American LLC Company Guide). The Nominating and Corporate Governance Committee held 5 meetings in 2019, and did not act by written consent. The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors, which can be found in the Investors/Corporate Governance section of our web site, www.dsssecure.com. The Nominating and Corporate Governance Committee adheres to the Company’s By-Laws provisions and Securities and Exchange Commission rules relating to proposals by stockholders when considering director candidates that might be recommended by stockholders, along with the requirements set forth in the committee’s Policy with Regard to Consideration of Candidates Recommended for Election to the Board of Directors, also available on our website. The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying and selecting qualified candidates for election to the Board of Directors prior to each annual meeting of the Company’s stockholders. In identifying and evaluating nominees for director, the Committee considers each candidate’s qualities, experience, background and skills, as well as other factors, such as the individual’s ethics, integrity and values which the candidate may bring to the Board of Directors.

Code of Ethics

The Company has adopted a Code of Ethics that establishes the standards of ethical conduct applicable to all directors, officers and employees of the Company. A copy of the Code of Ethics covering all of our employees, directors and officers, is available on the Corporate Governance section of our web site at www.dsssecure.com.

Information about our Executive Officers

Since April 17, 2019, Frank D. Heuszel has been serving as the Chief Executive Officer and interim Chief Financial Officer of the Company. The biography for Mr. Heuszel is contained herein in the information disclosures relating to the Company’s directors above.

On July 11, 2019, the Board appointed Mr. Jason Grady as the Company’s Chief Operating Officer, effective July 15, 2019.

At the close of 2018, the Company’s Named Executive Officers were Jeffrey Ronaldi, who served as the Company’s Chief Executive Officer, and Philip Jones, who served as the Company’s Chief Financial Officer. On March 27, 2019, in anticipation of the departure of Jeffrey Ronaldi from his position as the Company’s Chief Executive Officer, the Board of Directors of the Company determined to reassign Mr. Ronaldi’s responsibilities to Philip Jones, who was then serving as the Company’s Chief Financial Officer. Mr. Ronaldi’s employment as Chief Executive Officer ended on April 10, 2019. On March 27, 2019, Philip Jones assumed the role of interim Principal Executive Officer in addition to his duties as Chief Financial Officer of the Company. On April 9, 2019, Mr. Jones tendered his resignation as Chief Financial Officer and interim Principal Executive Officer of the Company, with his departure from the Company effective April 17, 2019.

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Involvement in Certain Legal Proceedings

None of our directors or executive officers has been involved in any legal proceedings in the past 10 years that would require disclosure under Item 401(f) of Regulation S-K.

Director Compensation

The following table sets forth cash compensation and the value of stock options awards granted to the Company’s non-employee independent directors, who were not also named executive officers, for their service in fiscal 2019:

Name	Fees Earned or Paid in Cash	Stock Awards (1)	All Other Compensation		Total
Current Directors
Heng Fai Ambrose Chan	$-	$-	$31,403	(4)	$31,403
John Thatch	$19,500	$12,842	$-		$32,342
Lowell Wai Wah	$-	$17,122	$-		$17,122
Sassuan Lee	$11,500	$12,842	$-		$24,342
Jose Escudero	$10,000	$12,842	$-		$22,842
William Wu	$2,000	$-	$-		$2,000
Prior Directors
Pamella Avallone (3)	$21,500	$12,842	$-		$34,342
Joseph Sanders (2)	$28,000	$12,842	$-		$40,842
Clark Marcus (3)	$13,500	$-	$-		$13,500
Daniel DelGiorno (3)	$-	$17,122	$-		$17,122
Stanly Grisham (3)	$14,000	$12,842	$-		$26,842
Brett Scott (3)	$10,500	$12,842	$-		$23,342

(1)	Represents the total grant date fair value of stock awards computed in accordance with FASB ASC 718. Our policy and assumptions made in the valuation of share-based payments are contained in Note 10 to our consolidated financial statements for the year ended December 31, 2019.

(2)	Such person did not stand for re-election at the 2019 Annual Stockholder meeting.

(3)	Resigned as director of the Company during 2019.

(4)	In connection with his employment contract as an officer of the Company’s subsidiary, Mr. Chan received $31,403 in fully vested restricted stock with a two-year lock-up period.

Each independent director (as defined under Section 803 of the NYSE MKT LLC Company Guide) is entitled to receive base cash compensation of $12,000 annually, provided such director attends at least 75% of all Board of Director meetings, and all scheduled committee meetings. Each independent director is entitled to receive an additional $1,000 for each Board of Director meeting he attends, and an additional $500 for each committee meeting he attends, provided such committee meeting falls on a date other than the date of a full Board of Directors meeting. Each of the independent directors is also eligible to receive discretionary grants of options or restricted stock under the Company’s 2020 Equity Incentive Plan. Non-independent members of the Board of Directors do not receive compensation in their capacity as directors, except for reimbursement of travel expenses.

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On September 23, 2019, the Company entered in an executive employment agreement with Mr. Heng Fai Ambrose Chan, a director of the Company, Chief Executive Officer of the Company’s wholly-owned subsidiary DSS International Inc. and Chief Executive Officer of DSS Asia, a wholly-owned subsidiary of DSS International Inc. Pursuant to the agreement, Mr. Chan shall receive an annual base salary of $250,000, payable quarterly in either cash or common stock, subject to availability of shares under a stockholder-approved stock plan. The calculation of each quarterly payment of common stock shall be the Company’s average trading price for the last ten trading days of that quarter. Mr. Chan is also eligible to receive an annual performance bonus, in an amount up to 100% of his base salary, upon the Company’s achievement of certain net income and gross revenue milestones. Mr. Chan has the option to have the bonus paid in Company common stock. In the event of a change in control of the Company or the termination of Mr. Chan’s employment without cause, Mr. Chan shall receive four-months’ salary, payable monthly. In connection with this agreement, Mr. Chan was awarded 74,770 shares of fully vested restricted stock with a two-year lock-up period and had an aggregated grant date fair value of approximately $31,000.

Leadership Structure and Risk Oversight

Currently, the positions of Chief Executive Officer and Chairman of the Board are held by two different individuals. Heng Fai Ambrose Chan currently serves as Chairman of the Board and Frank D. Hueszel currently serves as Chief Executive Officer and Interim Chief Financial Officer of the Company and as a member of the Board. Although no formal policy currently exists, the Board determined that the separation of these positions would allow our Chief Executive Officer to devote his time to the daily execution of the Company’s business strategies and the Board Chairman to devote his time to the long-term strategic direction of the Company. Our senior management manages the risks facing the Company under the oversight and supervision of the Board. While the full Board is ultimately responsible for risk oversight at our Company, two of our Board committees assist the Board in fulfilling its oversight function in certain areas of risk. The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the areas of financial reporting and internal controls. The Nominating and Corporate Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the area of corporate governance. Other general business risks such as economic and regulatory risks are monitored by the full Board. While the Board oversees the Company’s risk management, management is responsible for day-to-day oversight of risk management processes.

Compensation Risk Assessment

Our Board considered whether our compensation program encouraged excessive risk taking by employees at the expense of long-term Company value. Based upon its assessment, the Board does not believe that our compensation program encourages excessive or inappropriate risk-taking. The Board believes that the design of our compensation program does not motivate imprudent risk-taking.

Director Nominations

The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying and selecting qualified candidates for election to the Board of Directors prior to each annual meeting of the Company’s stockholders. A copy of the Nominating and Corporate Governance Committee Charter is available on the Investors/Corporate Governance/Charters section of our web site, www.dsssecure.com. In addition, stockholders who wish to recommend a candidate for election to the Board of Directors must submit a written notice of such recommendation to the Company and strictly comply with all the requirements set forth in the Nominating and Corporate Governance Committee Policy With Regard to Consideration of Candidates Recommended for Election to the Board of Directors, a copy of which is also available on the Investors/Charters section of our web site. The standards for considering nominees to the Board are included in the Corporate Governance Committee Charter. In identifying and evaluating nominees for director, the Committee considers each candidate’s qualities, experience, background and skills, as well as other factors, such as the individual’s ethics, integrity and values which the candidate may bring to the Board of Directors. Any stockholder who desires the Committee to consider one or more candidates for nomination as a director should either by personal delivery or by United States mail, postage prepaid, deliver a written notice of recommendation addressed to: Document Security Systems, Inc., Nominating and Corporate Governance Committee, 200 Canal View Boulevard, Suite 300, Rochester, New York 14623. Each written notice must set forth: (a) the name and address of the stockholder making the recommendation and of the person or persons recommended, (b) a representation that the stockholder is a holder of record of the stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder, (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, (e) the consent of such person(s) to serve as a director(s) of the Company if nominated and elected, and (f) a description of how the person(s) satisfy the criteria for consideration as a candidate referred to above.

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Communication with Directors

The Company has established procedures for stockholders or other interested parties to communicate directly with the Board of Directors. Such parties can contact the Board of Directors by mail at: Document Security Systems, Inc., Board of Directors, Attention: Heng Fai Ambrose Chan, Chairman of the Board, 200 Canal View Boulevard, Suite 104, Rochester, New York 14623. All communications made by this means will be received by the Chairman of the Board.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation earned by each of the persons serving as the Company’s Chief Executive Officer, Chief Financial Officer and President, referred to herein collectively as the “Named Executive Officers”, or NEOs, for services rendered to us for the years ended December 31, 2019 and 2018:

Name and principal position	Year	Salary	Bonus	Stock Awards (1)	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation (2)		Total
Frank D. Heuszel, Chief Executive Officer	2019	$91,615	61,103	31,403	-	-	-	15,843	(3)	$199,964
	2018	$-	-	-	-	-	-	9,500	(4)	$9,500
Jason Grady, Chief Operating Officer	2019	$84,615	61,103	31,403	-	-	-	7,170		$184,291
	2018	$-	-	-	-	-	-	-		$-
Philip Jones, Chief Financial Officer	2019	$59,231	-	-	-	-	-	2,073		$61,304
	2018	$199,038	-	-	-	25,000	-	-		$224,038
Jeffrey Ronaldi, Chief Financial Officer	2019	$61,297	-	-	-	-	-	-		$61,297
	2018	$200,000	-	67,263	-	-	-	5,086		$272,349
Robert B. Bzdick, President (5)	2019	$-	-	-	-	212,124	-	-		$212,124
	2018	$116,667	-	-	-	216,927	-	18,580		$352,174

(1)	Represents the total grant date fair value of restricted stock awards computed in accordance with FASB ASC 718. Our policy and assumptions made in the valuation of share-based payments are contained in Note 10 to our financial statements for the year ended December 31, 2019.

(2)	Includes health insurance premiums, retirement matching funds and automobile expenses paid by the Company.

(3)	Includes $8,000 Mr. Heuszel received for his service as an independent director from January 1, 2019 through April 18, 2019, after which he no longer served as an independent director as he became the Company’s Executive Officer and interim Chief Financial Officer.

(4)	Includes $9,500 Mr. Heuszel received for his service as an independent director.

(5)	Mr. Bzdick served as President of the Company and Chief Executive Officer of Premier Packaging Corporation, a wholly-owned subsidiary of the Company, until August 1, 2018.

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Employment and Severance Agreements

Frank D. Heuszel has served as the Company’s Chief Executive Officer since April 11, 2019, and also as the Company’s interim Chief Financial Officer since April 17, 2019. Upon his appointment, the Company agreed to pay Mr. Heuszel cash compensation in the amount of $7,500 per month for his combined services as interim Chief Executive Officer and Chief Financial Officer. On August 27, 2019, the Company entered into an executive employment agreement with Mr. Heuszel. Pursuant to the agreement, Mr. Heuszel shall receive an annual base salary of $165,000, payable bi-weekly, and shall be eligible to an annual performance bonus in an amount up to 100% of his base salary, upon the Company’s achievement of certain net income and gross revenue milestones. In the event of a change in control of the Company or the termination of Mr. Heuszel’s employment without cause, Mr. Heuszel shall receive four-months’ salary, payable monthly.

On September 5, 2019, the Company entered in an executive employment agreement with Mr. Jason Grady, the Company’s Chief Operating Officer. Pursuant to the agreement, Mr. Grady shall receive an annual base salary of $200,000 and shall be eligible to receive an annual performance bonus, in an amount up to 100% of his base salary, upon the Company’s achievement of certain net income and gross revenue milestones. In the event of a change in control of the Company or the termination of Mr. Grady’s employment without cause, he shall be entitled to receive four-month’s base salary.

The Company’s previous Named Executive Officers, Robert Bzdick, Jeffrey Ronaldi and Philip Jones are no longer employed by the Company as of August 1, 2018, April 10, 2019, and April 17, 2019, respectively.

Mr. Jones was an at-will employee. If Mr. Jones’ employment had been involuntarily terminated by the Company, he would have been entitled to receive severance payments in the amount of four months current base-salary.

On July 31, 2018, the Company and Robert Bzdick entered into a Non-Compete Letter Agreement (the “Agreement”) whereby the parties mutually agreed that Mr. Bzdick’s employment as President of the Company and Chief Executive Officer of Premier Packaging Corporation, a wholly-owned subsidiary of the Company, would terminate effective on August 1, 2018. The Agreement voided and replaced Mr. Bzdick’s previous employment agreement with the Company, originally dated February 12, 2010, and amended on October 1, 2012, except for the non-competition and non-solicitation covenants contained therein, which were carried forward in their entirety to the new Agreement.

Pursuant to the terms of the Agreement, Mr. Bzdick received his regular wages and contractual bonus sum accrued through the separation date, and also receives the sum of $16,000 per month, for a period of 19 months, as consideration for the two-year non-competition and non-solicitation restrictive covenants contained in the Agreement, which are identical to the restrictive covenants contained in Mr. Bzdick’s previous employment agreement, which are now incorporated by reference into the Agreement. In addition, the Company agreed to continue to pay the cost of Mr. Bzdick’s health, dental and vision insurance coverage for a period of 19 months or until he is eligible for such benefits from another employer, whichever is shorter. In the Agreement, Mr. Bzdick specifically acknowledges that, among other remedies, the Company is entitled to cease all payments under the Agreement and recoup all payments previously made in the event Mr. Bzdick revokes, violates or breaches the Agreement, or discontinues any promised act under the Agreement. Moreover, the Agreement further provides that in the event Mr. Bzdick breaches the Agreement by bringing suit or filing a claim with an administrative agency, then he must, as a condition precedent, repay to the Company in cash all consideration received pursuant to the Agreement. The Agreement also contains standard mutual release and damages clauses, and a clause that provides that in any action for breach of the Agreement, the prevailing party shall be entitled to recover attorneys’ fees from the opposing party.

Outstanding Equity Awards at Fiscal Year-End

As of December 31, 2019, there were no outstanding equity awards to our Named Executive Officers.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth beneficial ownership of Common Stock as of October __, 2020 by each person known by the Company to beneficially own more than 5% of the Common Stock, each director and each of the executive officers named in the Summary Compensation Table (see “Executive Compensation” above), and by all of the Company’s directors and executive officers as a group. Each person has sole voting and dispositive power over the shares listed opposite his name except as indicated in the footnotes to the table and each person’s address is c/o Document Security Systems, Inc., 200 Canal View Boulevard, Suite 104, Rochester, New York 14623.

For purposes of this table, beneficial ownership is determined in accordance with the Securities and Exchange Commission rules, and includes investment power with respect to shares owned and shares issuable pursuant to warrants or options exercisable within 60 days of October __, 2020.

The percentages of shares beneficially owned are based on [*] shares of our Common Stock issued and outstanding as of October __, 2020, and is calculated by dividing the number of shares that person beneficially owns by the sum of (a) the total number of shares outstanding on October __, 2020, plus (b) the number of shares such person has the right to acquire within 60 days of October __, 2020.

Name	Number of Shares Beneficially Owned	Percentage of Outstanding Share Beneficially Owned
Heng Fai Ambrose Chan (1)			%
John Thatch
Lowell Wai Wah
Sassuan Lee
Jose Escudero
Frank Heuszel
William Wu
Jason Grady
All officers and directors as a group (8 persons)			%

5% Stockholders
Heng Fai Ambrose Chan (1)	See Above	See Above

* Less than1%.

(1)	Include [___] individually owned shares of the Company’s Common Stock, [__] shares of the Company’s Common Stock owned by BMI Capital Partners International Limited, [___] shares of the Company’s Common Stock owned by Heng Fai Holdings Limited, [___] shares of the Company’s Common Stock owned by LiquidValue Development Pte Ltd, and [___] shares of the Company’s Common Stock owned by Hengfai Business Development Pte. Ltd. Mr. Chan has dispositive power over all of these shares.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

AND RELATED PERSON TRANSACTIONS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of our equity securities (“Reporting Persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on our review of copies of such reports and representations from the Reporting Persons, we believe that during the fiscal year ended December 31, 2019, all Reporting Persons were in compliance with the applicable requirements of Section 16(a) of the Exchange Act.

Transactions with Related Persons

Except as disclosed herein, no director, executive officer, stockholder holding at least 5% of shares of our common stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction since January 1, 2019, in which the amount involved in the transaction exceeds the lesser of $120,000 or one percent of the average of our total assets at the year-end for the last two completed fiscal years.

Effective on February 18, 2019, the Company entered into a Convertible Promissory Note (the “Note”) with LiquidValue Development Pte Ltd (the “Holder”) in the principal sum of $500,000 (the “Principal Amount”), of which up to $500,000 of the Principal Amount can be paid by the conversion of such amount into the Company’s common stock up to a maximum of 446,428 shares of Common Stock, at a conversion price of $1.12 per share. The Note carried a fixed interest rate of 8% per annum and had a term of 12-months. Accrued interest was payable in cash in arrears on the last day of each calendar quarter, with the first interest payment due on June 30, 2019, and remained payable until the Principal Amount is paid in full. The Holder is a related party, owned by one of the Company’s directors. Effective on March 25, 2019, the Holder exercised its conversion option to convert the Maximum Conversion Amount under the Note and thereby received 446,428 shares of Common Stock. As a result of Holder’s election to exercise its full conversion rights under the Note, the Note was cancelled effective on March 25, 2019.

On February 22, 2019, one of the Company’s foreign subsidiaries, DSS Cyber Security Pte Ltd. entered into a licensing and distribution agreement with Advanced Cyber Security Corp. (“ACS”). As consideration for the licensing and distribution agreement, the Company paid ACS $350,000 cash and on March 5, 2019, issued ACS 130,435 shares of the Company’s common stock at $1.15 per share as additional consideration for the agreement. Daniel DelGiorno is the Chief Executive Officer and owner of ACS. Mr. DelGiorno is a former director of the Company and a related party.

On May 31, 2019, the Company issued and sold an unsecured promissory note to LiquidValue Development Pte Ltd, an entity owned by Mr. Chan, in the principal amount of $650,000. Proceeds from the note were used for general corporate purposes. This Note was paid in full on June 12, 2019.

On June 5, 2019 the Company completed an underwritten public offering (the “Offering”) with gross proceeds of $5.6 million before deducting underwriting discounts and commissions and other estimated offering expenses. The Offering included 11,200,000 shares of the Company’s common stock and 1,680,000 additional shares from the exercise of the underwriter’s purchase option to cover over-allotments, at the public offering price of $0.50 per share. Mr. Chan purchased 2,000,000 shares of Common Stock in the Offering, for an aggregate purchase price of $1,000,000.

On October 29, 2019 and subsequently October 30, 2019, the Audit Committee and the Board of Directors of the Company approved the issuance of common stock, not to exceed 6,000,000 shares, via private placement with a related party. Pursuant to a Subscription Agreement, LiquidValue Development Pte LTD, a company owned and controlled by Mr. Heng Fai Ambrose Chan, DSS’s Chairman, purchased from the Company, in a private placement, and aggregate of 6,000,000 shares of common stock, for an above market purchase price equal to $0.30 per share for gross proceeds to the Company of $1,822,200 (before deductions for placement agent fees and other expenses). This transaction was executed on November 1, 2019.

Subsequent to December 31, 2019 the Company has invested approximately $[____]for less than [__]% ownership of an entity over which one of the Company’s directors serves as CEO.

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As of December 31, 2018, the Company owned 21,196,552 ordinary shares and an existing three-year warrant to purchase up to 105,982,759 ordinary shares at an exercise price of SGD$0.040 (US$0.0298) per share of Singapore eDevelopment Limited (“SED”), a company incorporated in Singapore and publicly listed on the Singapore Exchange Limited. The restriction on the sale of shares, and execution of the warrants expired on September 17, 2019. The carrying value of the initial 21,196,552 ordinary shares investment as of December 31, 2019 was $324,930. On December 19, 2019, the Company exercised the warrant, in part, pursuant to which the Company acquired 61,977,577 ordinary shares of SED. The total consideration paid by the Company for these ordinary shares was SGD$2,479,103.08, or approximately $1,833,000 USD, the investment value at December 31, 2019. After giving effect to the warrant exercise, the Company now owns 83,174,129 ordinary shares of SED, representing approximately 7.1% of the outstanding shares of SED, and the remaining warrant to purchase 44,005,182 ordinary shares of SED. Mr. Chan is the Executive Director and Chief Executive Officer of SED.

On February 25, 2020, the Company completed an underwritten public offering (the “Offering”) with gross proceeds of $4.6 million before deducting underwriting discounts and commissions and other estimated offering expenses. The Offering included 22,222,223 shares of the Company’s common stock and 3,333,333 additional shares from the exercise of the underwriter’s purchase option to cover over-allotments, at the public offering price of $0.18 per share. Mr. Chan purchased 11,111,112 shares of Common Stock in the Offering, for an aggregate purchase price of $2,000,000.

On March 3, 2020, the Company entered into a binding term sheet (the “Term Sheet”) with LiquidValue Asset Management Pte Ltd (“LVAM”), AMRE Asset Management Inc. (“AAMI”) and American Medical REIT Inc. (“AMRE”), regarding a share subscription and loan arrangement. The Term Sheet sets out the terms of a proposed joint venture to establish a medical real estate investment trust in the United States. Pursuant to the Term Sheet, the Company will subscribe for 5,250 ordinary shares of AAMI at a purchase price of $0.01 per share for total consideration of $52.50. Concurrently, AAMI will issue 2,500 shares to LVAM, and 1,250 shares to AMRE Tennessee, LLC, AMRE’s executive management’s holding company (collectively, the “Subscription Shares”). As a result, the Company will hold 52.5% of the outstanding shares of AAMI, with LVAM and AMRE Tennessee, LLC, holding 35% and 12.5% of the remaining outstanding shares of AAMI, respectively. Further, pursuant to and in connection with the Term Sheet, on March 3, 2020, the Company entered into a Promissory Note with AMRE, pursuant to which AMRE will issue the Company a promissory note for the principal amount of $800,000.00 (the “Note”). The Note matures on March 3, 2022 and accrues interest at the rate of 8.0% per annum, and shall be payable in accordance with the terms set forth in the Note. The Note also provides the Company an option to provide AMRE an additional $800,000 on the same terms and conditions as the Note, including the issuance of warrants as hereinafter described. As further incentive to enter into the Note, AMRE issued the Company warrants to purchase 160,000 shares of AMRE common stock (the “Warrants”). The Warrants have an exercise price of $5.00 per share, subject to adjustment as set forth in the Warrant, and expire on March 3, 2024. Pursuant to the Warrants, if AMRE files a registration statement with the Securities and Exchange Commission for an initial public offering (“IPO”) of AMRE’s common stock and the IPO price per share offered to the public is less than $10.00 per share, the exercise price of the Warrant shall be adjusted downward to 50% of the IPO price. The Warrant also grants piggyback registration rights to the Company as set forth in the Warrant. The parties to the Term Sheet, including AMRE Tennessee, LLC, also entered into a stockholders’ agreement dated as of March 3, 2020 (the “Stockholders’ Agreement”), regarding their ownership of AAMI’s common stock to regulate certain aspects of the relationship between the stockholders and provide for certain rights and obligations with respect to such ownership, as set forth in the Stockholders’ Agreement. LVAM is an 82% owned subsidiary of Singapore eDevelopment Limited whose Chief Executive Office and largest stockholder is Mr. Chan. Following the consummation of the transactions contemplated by the Term Sheet, Mr. Chan and Mr. Heuszel will be appointed to the board of directors of AAMI.

On August 21, 2020, the Company completed its acquisition of Impact BioMedical, pursuant to the Share Exchange Agreement, which was approved by the Company’s stockholders on August 10, 2020 at a special meeting of stockholders (the “Share Exchange”). Under the terms of the Share Exchange, the Company issued 483,334 shares of Common Stock, nominally valued at $6.48 per share, and 46,868 shares of Series A Preferred Stock, with a stated value of $46,868,000, or $1,000 per share, for a total consideration valued at $50 million. As a result of the Share Exchange, Impact BioMedical is now a wholly-owned subsidiary of DSS BioHealth, the Company’s wholly-owned subsidiary.As previously disclosed, Heng Fai Ambrose Chan is the Chief Executive Officer and largest stockholder of Singapore eDevelopment, as well as the Chairman of the Board and largest stockholder of the Company.

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Review, Approval or Ratification of Transactions with Related Persons

The Board conducts an appropriate review of and oversees all related party transactions on a continuing basis and reviews potential conflict of interest situations where appropriate. The Board has adopted formal standards to apply when it reviews, approves or ratifies any related party transaction. In addition, the Board applies the following standards to such reviews: (i) all related party transactions must be fair and reasonable and on terms comparable to those reasonably expected to be agreed to with independent third parties for the same goods and/or services at the time they are authorized by the Board and (ii) all related party transactions should be authorized, approved or ratified by the affirmative vote of a majority of the directors who have no interest, either directly or indirectly, in any such related party transaction.

AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material,” “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is currently comprised of three independent directors (as defined under Section 803 of the NYSE AMERICAN LLC Company Guide). The Audit Committee operates under a written charter adopted by the Board of Directors, which can be found in the Investors/Corporate Governance section of our web site, www.dsssecure.com.

The Audit Committee has reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2019.

The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the quality and the acceptability of the Company’s financial reporting and internal controls.

The Audit Committee has discussed with the independent registered public accounting firm the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

The Audit Committee has discussed with management and the independent registered public accounting firm such other matters as required to be discussed with the Audit Committee under Professional Standards, the corporate governance standards of the NYSE AMERICAN LLC Exchange and the Audit Committee’s Charter.

The Audit Committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the Statement on Auditing Standards as adopted by the Public Company Accounting Oversight Board, and has discussed with the independent registered public accounting firm their independence from management and the Company, including the impact of permitted non-audit related services approved by the Audit Committee to be performed by the independent registered public accounting firm.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on March 31, 2020.

[__], Audit Committee Member

[__], Audit Committee Member

[__] Audit Committee Member

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ANNUAL REPORT

For stockholders receiving the Notice, this Proxy Statement, our Annual Report as amended, any amendments to the foregoing materials that are required to be furnished to stockholders, the proxy card and voting instruction form will be available on-line at www.proxyvote.com on or about [*] 2020. The Notice contains instructions on how to access the proxy materials over the Internet. These materials contain detailed information about the Annual Meeting, the proposals to be considered, our Board’s nominees for directors and other information concerning the Company.

STOCKHOLDER PROPOSALS

Stockholders may present proposals for action at meetings of stockholders only if they comply with the proxy rules established by the SEC, applicable New York law and our Bylaws. No stockholder proposals were received for consideration at our 2020 Annual Meeting of Stockholders.

Under SEC Rule 14a-8, in order for a stockholder proposal to be included in our proxy solicitation materials for our 2020 Annual Meeting of Stockholders, it must be delivered to our Corporate Secretary at our principal executive offices by [*]; provided, however, that if the date of the 2020 Annual Meeting of Stockholders is more than 30 days before or after June 1, 2020, notice by the stockholder must be delivered not later than the close of business on the later of (1) the 90th day prior to the 2020 Annual Meeting, or (2) the 10th day following the first public announcement of the date of the 2020 Annual Meeting.

Management’s proxy holders for the next annual meeting of stockholders will have discretion to vote proxies given to them on any stockholder proposal of which we do not have notice prior to [*].

Under our Bylaws, to be properly brought before the meeting, business must be either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not later than 90 days prior to the meeting anniversary date of the immediately preceding annual meeting or if no annual meeting was held for any reason in the preceding year, 90 days prior to the first Wednesday in December. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (1) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and record address of the stockholder proposing such business, (3) the class and number of shares of capital stock of the Company which are beneficially owned by the stockholder, and (4) any material interest of the stockholder in such business.

SOLICITATION OF PROXIES

The Company will pay the cost of soliciting proxies for the Annual Meeting. In addition to solicitation by mail, directors, officers and regular employees of the Company and other authorized persons may solicit the return of proxies by telephone, telegram or personal interview. The Company will request brokerage houses, custodians, nominees and fiduciaries to forward soliciting material to their principals and will agree to reimburse them for their reasonable out-of-pocket expenses.

The Company has engaged The Proxy Advisory Group, LLC to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $_____ in total.

OTHER BUSINESS

The Board of Directors currently knows of no business to be brought before the Annual Meeting other than as set forth above. If other matters properly come before the Company at the Annual Meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their best judgment.

Stockholders are urged to vote according to the instructions provided without delay.

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AVAILABLE INFORMATION

We are currently subject to the information requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file periodic reports, Proxy Statements and other information with the SEC relating to our business, financial statements and other matters. Copies of such reports, Proxy Statements and other information may be copied (at prescribed rates) at the public reference room maintained by the SEC at 100 F Street NE, Washington DC 20549. For further information concerning the SEC’s public reference room, you may call the SEC at 1-800-SEC-0330. Some of this information may also be accessed on the World Wide Web through the SEC’s Internet address at http://www.sec.gov.

Requests for documents relating to the Company should be directed to:

DOCUMENT SECURITY SYSTEMS, INC.

200 Canal View Boulevard, Suite 104

Rochester, New York 14623

Attention: Frank D. Heuszel

By order of the Board of Directors

Heng Fai Ambrose Chan Chairman of the Board
Rochester, New York
[*]

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